Exhibit 99.1

For more information, contact:

Robyn B. Mabe, Chief Financial Officer

(540) 345-3195

WESTERN SIZZLIN REPORTS SECOND QUARTER RESULTS

ROANOKE, Va. (August 14, 2007)—Western Sizzlin Corporation (OTC Bulletin Board: WSZL) today reported financial results for the second quarter which ended June 30, 2007 and filed Form 10-Q with the SEC on August 14, 2007.  For the second quarter ended June 30, 2007, net income was $232,163 or $0.13 per basic and diluted earnings per share compared with net income of $143,106 or $0.12 per basic and diluted earnings per share for the second quarter of 2006.  Year to date net income for the six months ended June 30, 2007 was $382,120 or $0.21 per basic and diluted earnings per share compared with net income for the six months ended June 30, 2006 of $149,404 or $0.13 per basic and $0.12 per diluted earnings per share.  Unrealized gains or losses in marketable securities do not impact net income but are important in determining intrinsic business value.  Thus, we urge shareholders not to rely exclusively on the net income figure because it can be affected by non-economic factors, such as non-cash expense of amortization.

Western Sizzlin’s objective is to maximize its intrinsic business value per share over the long term.  In meeting this objective, the Company will engage in a number of diverse business activities to achieve above-average returns on capital in pursuit of maximizing the eventual net worth of its shareholders.  Western Sizzlin Corporation, through wholly-owned subsidiaries, operates and franchises a total of 124 units in 19 states as of August 14, 2007.  The Company will continue to franchise restaurants and maximize cash flows.

 Inquiries should be directed to Robyn B. Mabe, Vice President and Chief Financial Officer, at 416 S. Jefferson St, Suite 600, Roanoke, VA  24011.

Comments included in this news release may include “forward-looking statements” within the meaning of the federal securities laws.  These statements as to anticipated future results are based on current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ markedly from those projected or discussed here.  Western Sizzlin Corporation cautions readers not to place undue reliance upon any such forward-looking statements as actual results may differ materially from expectations. Further information on the types of factors that could affect the Company can be found in the Company’s filings with the SEC.

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WESTERN SIZZLIN CORPORATION

Condensed Consolidated Balance Sheets
June 30, 2007 and December 31, 2006

	June 30, 2007	December 31, 2006
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$2,782,133	$2,344,644
Trade accounts receivable, net of allowance for doubtful accounts of $517,142 in 2007 and $470,758 in 2006	931,803	866,565
Current installments of notes receivable, less allowance for impaired notes of $28,480 in 2007 and $17,409 in 2006	219,399	205,624
Other receivables	248,110	239,531
Income taxes receivable	249,695	248,559
Inventories	83,167	55,207
Prepaid expenses	256,044	253,556
Deferred income taxes	337,281	296,671
Total current assets	5,107,632	4,510,357

Notes receivable, less allowance for impaired notes receivable of $163,327 and $164,396 in 2006, excluding current installments	708,412	800,841
Property and equipment, net	2,070,044	2,270,300
Investments in marketable securities	8,938,433	6,508,645
Cash held by broker	9,882	—
Franchise royalty contracts, net of accumulated amortization of $8,508,988 in 2007 and $8,193,840 in 2006	945,443	1,260,592
Goodwill	4,310,200	4,310,200
Financing costs, net of accumulated amortization of $190,753 in 2007 and $188,670 in 2006	9,457	11,540
Investment in unconsolidated joint venture	213,155	147,479
	$22,312,658	$19,819,954
Liabilities and Stockholders’ Equity
Current liabilities:
Current installments of long-term debt	$145,315	$163,089
Accounts payable	633,782	555,110
Accrued expenses and other	680,101	554,443
Income taxes payable	135,208	—
Total current liabilities	1,594,406	1,272,642

Long-term debt, excluding current installments	623,296	685,036
Other long-term liabilities	80,480	69,370
Deferred income taxes	1,302,782	394,885
	3,600,963	2,421,933

Commitments and contingencies
Stockholders’ equity:
Common stock, $.01 par value. Authorized 4,000,000 shares (2,000,000 shares at December 31, 2006); 1,797,750 issued and outstanding shares in 2007 and 1,787,750 in 2006 (Note 2)	17,978	17,878
Additional paid-in capital	12,881,791	12,790,681
Retained earnings	3,603,938	3,340,193
Accumulated other comprehensive income — unrealized holding gains, net of taxes	2,207,987	1,249,269
Total stockholders’ equity	18,711,694	17,398,021
	$22,312,658	$19,819,954

WESTERN SIZZLIN CORPORATION

Condensed Consolidated Statements of Income
Three Months and Six Months Ended June 30, 2007 and 2006
(Unaudited)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006
Revenues:
Company-operated restaurants	$3,542,157	$3,579,938	$6,590,457	$6,577,611
Franchise operations	1,148,414	1,136,787	2,229,804	2,284,764

Total revenues	4,690,571	4,716,725	8,820,261	8,862,375

Costs and expenses:
Company-operated restaurants —food, beverage and labor costs	2,460,149	2,449,659	4,706,135	4,732,858
Restaurant occupancy and other	575,785	586,374	1,178,751	1,172,288
Subleased properties	52,645	194,816	86,748	154,254
Franchise operations — direct support	275,246	306,494	504,194	610,783
Corporate expenses	729,585	659,180	1,243,260	1,284,507
Depreciation and amortization	265,674	263,940	531,608	523,981
Total costs and expenses	4,359,084	4,460,463	8,250,696	8,478,671

Income from operations	331,487	256,262	569,565	383,704

Other income (expense):
Interest expense	(19,727)	(32,255)	(40,051)	(78,347)
Loss on early extinguishment of long term debt	—	—	—	(92,535)
Interest income	13,775	16,534	30,353	37,100
Equity in joint venture	51,973	(34,194)	65,675	(38,228)
Other	501	27,889	4,198	35,679

	46,522	(22,026)	60,175	(136,331)
Income before income tax expense	378,009	234,236	629,740	247,373

Income tax expense:
Current	8,257	—	18,184	—
Deferred	137,589	91,130	229,436	97,969
Total income tax expense	145,846	91,130	247,620	97,969
Net income	$232,163	$143,106	$382,120	$149,404

Earnings per share
Basic	$.13	$.12	.21	$.13
Diluted	$.13	$.12	.21	$.12

WESTERN SIZZLIN CORPORATION

Condensed Consolidated Statement of Changes in Stockholders’ Equity
Six Months Ended June 30, 2007
(Unaudited)

	Common Stock		Additional Paid-in	Retained	Accumulated Other Comprehensive
	Shares	Dollars	Capital	Earnings	Income	Total
Balances, December 31, 2006	1,787,750	$17,878	$12,790,681	$3,340,193	$1,249,269	$17,398,021
Net income	—	—	—	382,120	—	382,120
Change in unrealized holding gains, net of taxes	—	—	—	—	958,718	958,718
Comprehensive income						1,340,838
Share based compensation	—	—	5,920	—	—	5,920
Cumulative effect of adopting FIN 48	—	—		(118,375)	—	(118,375)
Stock options exercised	10,000	100	85,190		—	85,290
Balances, June 30, 2007	1,797,750	$17,978	$12,881,791	3,603,938	$2,207,987	$18,711,694

WESTERN SIZZLIN CORPORATION

Condensed Consolidated Statements of Cash Flows
Six Months Ended June 30, 2007 and 2006
(Unaudited)

	Six Months Ended June 30,
	2007	2006
Cash flows from operating activities:
Net income	$382,120	$149,404
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	214,376	208,832
Amortization of franchise royalty contracts	315,149	315,148
Amortization of financing costs	2,083	10,827
Loss on sale/disposal of property and equipment	—	57,717
Write off of financing costs related to early extinguishment of long term debt	—	29,699
Provision for doubtful accounts	60,000	50,000
Share-based compensation	5,920	39,100
Equity in (income) loss of unconsolidated joint venture	(65,676)	38,228
Provision for deferred income taxes	229,435	97,969
(Increase) decrease in:
Trade accounts receivable and notes receivable	(46,584)	46,951
Other receivables	(8,579)	20,454
Income taxes receivable	(1,136)	(6,310)
Insurance receivable — business interruption	—	244,961
Inventories	(27,960)	(16,868)
Prepaid expenses	(2,488)	13,777
Other assets	—	(22,526)
Cash held by broker	(9,882)	—
Increase (decrease) in:
Accounts payable	78,672	(15,965)
Accrued expenses	125,658	(276,667)
Income taxes payable	16,833	—
Other long-term liabilities	11,110	14,674
Net cash provided by operating activities	1,279,051	999,405

Cash flows from investing activities:
Change in short-term investments	—	260,069
Additions to property and equipment	(14,120)	(378,415)
Proceeds from sale of property	—	2,800
Purchases of marketable securities	(833,218)	—
Proceeds from fire casualties	—	784,993

Net cash (used in) provided by investing activities	(847,338)	669,447

Cash flows from financing activities:
Cash received from exercise of stock options	85,290	9,200
Payments on long-term debt	(79,514)	(1,312,213)

Net cash provided by (used in) financing activities	5,776	(1,303,013)

Net increase in cash and cash equivalents	437,489	365,839

Cash and cash equivalents at beginning of period	2,344,644	1,664,848
Cash and cash equivalents at end of period	$2,782,133	$2,030,687
Supplemental disclosure of cash flow information:
Cash payments for interest	$40,710	$141,337

Income taxes paid	$2,485	$16,341

Adoption of FIN 48 (non-cash)	$118,375	$—

Non-cash investing activities:
Reclassification of deposits from other assets to property and equipment	$—	$320,336
Gross unrealized gains from marketable equity securities	$1,600,612	$—